Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Richard K. Aland, Chief Executive Officer and Chief Financial Officer of Demand Pooling, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)        the quarterly report on Form 10-Q of the Company for the quarter ended September 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or o(d); and

(2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2013

/s/ Richard K. Aland
Richard K. Aland
Chief Executive Officer and
Chief Financial Officer